UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2020

KRYSTAL BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38210	82-1080209
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2100 Wharton Street, Suite 701

Pittsburgh, Pennsylvania 15203

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (412) 586-5830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KRYS	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02	Results of Operation and Financial Condition.

On November 9, 2020, Krystal Biotech, Inc., a Delaware corporation (the “Company”), announced its financial results for the quarter ending September 30, 2020. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information concerning financial results in this Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information concerning financial results in this Form 8-K and in Exhibit 99.1 shall not be incorporated into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Other Events.

In its press release, the Company also disclosed that new in vivo data from the ongoing preclinical development of KB407 for cystic fibrosis shows successful nebulization, distribution of vector and functional protein expression throughout the lung in mice and a nonhuman primate. A copy of the Company’s presentation on the KB407 data and a copy of the Company’s corporate presentation reflecting such updates regarding KB407 are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated by reference herein. Each presentation is also available at the Company’s website located at www.krystalbio.com.

The information concerning financial results in this Form 8-K and in Exhibits 99.2 and 99.3 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information concerning financial results in this Form 8-K and in Exhibits 99.2 and 99.3 shall not be incorporated into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 9, 2020.

99.2	Presentation on KB407 for the treatment of cystic fibrosis.

99.3	Corporate Presentation for November 2020.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2020	KRYSTAL BIOTECH, INC.

	By:	/s/ Krish S. Krishnan
	Name:	Krish S. Krishnan
	Title:	President and Chief Executive Officer